UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

Assurant, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31978

DE	39-1126612
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

28 Liberty Street, 41st Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 859-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Letter Agreement Amendment to Merger Agreement

On May 31, 2018, Assurant, Inc. (“Assurant”), TWG Holdings Limited, a Bermuda company (“TWG”), TWG Re, Ltd., a corporation incorporated in the Cayman Islands (“TWG Re”), and Spartan Merger Sub, Ltd. (“Merger Sub”) entered into a Letter Agreement for the purpose of, among other things, amending the Merger Agreement (as defined below) such that the outstanding TWG options were deemed net exercised at the closing of the Merger (as defined below) and optionholders of TWG received stock consideration and cash consideration in amounts and proportions based on their deemed ownership of TWG shares at closing. Additionally, the parties agreed that the closing stock price of shares of Assurant common stock used in determining the full consideration payable under the Merger Agreement would be equal to the reference stock price referred to in the Merger Agreement at signing.

Stockholder Rights Agreement and Registration Rights Agreement

On May 31, 2018, in connection with the closing of the Merger, Assurant and certain pre-closing equityholders of TWG entered into a (i) Stockholder Rights Agreement granting such equityholders, among other things, the right to designate up to two additional directors to the board of directors of Assurant (the “Board”), have one such director be appointed to each of the Finance and Risk Committee of the Board and the Compensation Committee of the Board, and providing certain lock-up provisions and transfer restrictions in respect of Assurant common stock held by such equityholders, and (ii) Registration Rights Agreement providing certain registration rights to such equityholders.

The foregoing descriptions of the Letter Agreement, the Stockholder Rights Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Letter Agreement, the Stockholder Rights Agreement and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 2.2, 4.1 and 4.2, respectively, and the terms of which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 31, 2018, Assurant completed the acquisition of TWG and its subsidiaries. Pursuant to the terms of the Amended and Restated Agreement and Plan of Merger, as amended by the Letter Agreement (the “Merger Agreement”) between Assurant, TWG, TWG Re, Arbor Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of TWG (solely for purposes of Article III and Article VIII thereof), and Merger Sub, Merger Sub merged with and into TWG, with TWG continuing as the surviving corporation and as a wholly owned subsidiary of Assurant (the “Merger”).

As a result of the Merger, the equityholders of TWG have received, in aggregate, approximately $895 million in cash, which represents the aggregate cash consideration adjusted for transaction expenses among other things, as provided under the Merger Agreement, and 10,399,862 shares of Assurant common stock, which represents approximately 16.5% of Assurant’s currently outstanding shares of common stock, including the shares issued in connection with the Merger.

Item 3.02 Unregistered Sale of Equity Securities

The information set forth in Item 2.01 above is incorporated by reference into this Item 3.02. As previously disclosed in Item 3.02 of Assurant’s Current Report on Form 8-K filed on January 9, 2018, the shares of Assurant common stock issued in connection with the Merger Agreement and the transactions contemplated thereby, including the Merger, were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

Item 5.01 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Stockholder Rights Agreement provides two pre-closing equityholders of TWG, TPG VI Wolverine, LP and TPG VI Wolverine Co-Invest, LP, the right to designate up to two additional directors to the Board and have one such director be appointed to each of the Finance and Risk Committee of the Board and the Compensation Committee of the Board. On May 31, 2018, pursuant to the Merger Agreement, the Stockholder Rights Agreement and Assurant’s by-laws, the Board approved an increase in the size of the Board from 12 to 14 members, the appointment of Eric Leathers and Peter McGoohan to fill such newly created directorships, the appointment of Mr. Leathers to the Finance and Risk Committee of the Board and the appointment of Mr. McGoohan to the Compensation Committee of the Board. There are no related party transactions involving Messrs. Leathers and McGoohan that are reportable under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

Assurant filed as Exhibit 99.1 to this Current Report on Form 8-K the press release issued today in connection with the completion of the acquisition of TWG.

The information being furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited consolidated financial statements of TWG Holdings Limited as of and for the year ended December 31, 2017, were filed as Exhibit 99.2 to Assurant’s Current Report on Form 8-K filed on March 6, 2018 and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial statements of Assurant, which give effect to the acquisition of TWG, as of and for the year ended December 31, 2017, were filed as Exhibit 99.3 to Assurant’s Current Report on Form 8-K filed on March 6, 2018 and are incorporated herein by reference.

Exhibit 2.1	Amended and Restated Agreement and Plan of Merger, dated as of January 8, 2018, by and among Assurant, Inc., TWG Holdings Limited, TWG Re, Ltd., Arbor Merger Sub, Inc. and Spartan Merger Sub, Ltd. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed on January 9, 2018).

Exhibit 2.2	Letter Agreement, dated as of May 31, 2018, by and among Assurant, Inc., TWG Holdings Limited, TWG Re, Ltd. and Spartan Merger Sub, Ltd.

Exhibit 4.1	Stockholder Rights Agreement, dated as of May 31, 2018, by and among Assurant, Inc. and the stockholders party thereto.

Exhibit 4.2	Registration Rights Agreement, dated as of May 31, 2018, by and among Assurant, Inc. and the stockholders party thereto.

Exhibit 99.1	Press Release dated May 31, 2018

Exhibit 99.2	TWG Holdings Limited Audited Financial Statements as of and for the year ended December 31, 2017 (incorporated by reference to Exhibit 99.2 of the Registrant’s Current Report on Form 8-K filed on March 6, 2018).

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information of Assurant, Inc. as of and for the year ended December 31, 2017 (incorporated by reference to Exhibit 99.3 of the Registrant’s Current Report on Form 8-K filed on March 6, 2018).

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Amended and Restated Agreement and Plan of Merger, dated as of January 8, 2018, by and among Assurant, Inc., TWG Holdings Limited, TWG Re, Ltd., Arbor Merger Sub, Inc. and Spartan Merger Sub, Ltd. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed on January 9, 2018).

Exhibit 2.2	Letter Agreement, dated as of May 31, 2018, by and among Assurant, Inc., TWG Holdings Limited, TWG Re, Ltd. and Spartan Merger Sub, Ltd.

Exhibit 4.1	Stockholder Rights Agreement, dated as of May 31, 2018, by and among Assurant, Inc. and the stockholders party thereto.

Exhibit 4.2	Registration Rights Agreement, dated as of May 31, 2018, by and among Assurant, Inc. and the stockholders party thereto.

Exhibit 99.1	Press Release dated May 31, 2018

Exhibit 99.2	TWG Holdings Limited Audited Financial Statements as of and for the year ended December 31, 2017 (incorporated by reference to Exhibit 99.2 of the Registrant’s Current Report on Form 8-K filed on March 6, 2018).

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information of Assurant, Inc. as of and for the year ended December 31, 2017 (incorporated by reference to Exhibit 99.3 of the Registrant’s Current Report on Form 8-K filed on March 6, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

Date: May 31, 2018	By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, Chief Legal Officer and Secretary